                               LOOMIS SAYLES FUNDS
                         LOOMIS SAYLES INVESTMENT TRUST

                                POWER OF ATTORNEY
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     We, the undersigned, hereby constitute John M. Loder, John E. Pelletier and Nicholas H. Palmerino, each of them singly, our true and lawful attorneys, with full power to them and each of them to sign for us, and in our names in the capacity indicated below, any and all registration statements and any and all amendments thereto to be filed with the Securities and Exchange Commission for the purpose of registering from time to time investment companies of which we are now or hereafter a Director or Trustee and to register the shares of such companies and generally to do all such things in our names and on our behalf to enable such registered investment companies to comply with the provisions of the Securities Act of 1933, as amended, and the Investment Company Act of 1940, as amended, and all requirements and regulations of the Securities and Exchange Commission, hereby ratifying and confirming our signatures as they may be signed by our said attorneys and any and all registration statements and amendments thereto.

          Witness our hands on the 12/th/day of June, 2003.


/s/ GRAHAM ALLISON                          /s/ RICHARD DARMAN
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Graham Allison - Trustee                    Richard Darman - Trustee


/s/ EDWARD BENJAMIN                         /s/ JOHN T. HAILER
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Edward Benjamin - Trustee                   John T. Hailer - Trustee


/s/ ROBERT BLANDING                         /s/ SANDRA O. MOOSE
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Robert Blanding - Trustee                   Sandra O. Moose - Trustee


/s/ DANIEL M. CAIN                          /s/ JOHN A. SHANE
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Daniel M. Cain - Trustee                    John A. Shane - Trustee


/s/ PAUL CHENAULT                           /s/ PENDLETON P. WHITE
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Paul Chenault - Trustee                     Pendleton P. White - Trustee


/s/ KENNETH J. COWAN                        /s/ PETER S. VOSS
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Kenneth J. Cowan - Trustee                  Peter S. Voss - Trustee


/s/ JOSEPH ALAIMO
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Joseph Alaimo - Trustee